Exhibit 32.1
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Annual Report on Form 10-K/ A, Amendment No. 2, for the period ended December 31, 2004 of Horizon Offshore, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).
I, David W. Sharp, Chief Executive Officer of the Company, certify that:
      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Sharp

David W. Sharp
President and Chief Executive Officer
August 15, 2005